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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 7, 2003

   AMERICAN EXPRESS                       AMERICAN EXPRESS RECEIVABLES
    CENTURION BANK                        FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah                 11-2869526       333-76238-02                   Delaware              13-3854638        333-76238-01
(State or Other         (I.R.S. Employer    (Commission                (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)               Jurisdiction of         Identification      File Number)
Incorporation or             Number)                                   Incorporation or            Number)
Organization)                                                            Organization)

        4315 South 2700 West                         World Financial Center
     Salt Lake City, Utah 84184                        200 Vesey Street
           (801) 945-3000                          New York, New York 10285
                                                        (212) 640-2000

              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)

               N/A                                  N/A
(Former Name or Former Address,         (Former Name or Former Address,
if Changed Since Last Report)           if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On May 7, 2003, American Express Credit Account Master
                  Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2003-3 Supplement, dated as of May 7, 2003. The Series Supplement is attached hereto as
                  Exhibit 4.1.

                  On May 7, 2003, American Express Credit Account Master Trust issued its $618,750,000 Class A Floating Rate Asset Backed Certificates, Series 2003-3 and $60,000,000 Class B Floating Rate Asset Backed Certificates, Series 2003-3 (the "Series 2003-3 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2003-3 Supplement, dated as of May 7, 2003, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            American Express Centurion Bank,
                                            on behalf of the American Express
                                            Credit Account Master Trust


                                               By:       /s/ Maureen A. Ryan
                                                   ----------------------------
                                               Name:     Maureen A. Ryan
                                               Title:    Assistant Treasurer


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                American Express Receivables Financing
                                  Corporation II
                                on behalf of the American Express Credit Account Master Trust


                                  By:       /s/ Leslie R. Scharfstein
                                      -----------------------------------------
                                  Name:     Leslie R. Scharfstein
                                  Title:    President


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                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 4.1 Series 2003-3 Supplement, dated as of May 7, 2003, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.